SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14c-5(d)(2))
[ ] Definitive Information Statement

ECO2 Plastics Inc.
(Name of Registrant as Specified In Its Charter)

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[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

ECO2 Plastics, Inc.
PO Box 760
Riverbank, CA 95367

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (the “Information Statement”) is being furnished on or about ______________, 2009  to the holders of record as of the close of business on ___________, 2009 of the common stock, series A convertible preferred stock and series B-1 convertible preferred stock of ECO2 Plastics, Inc. (“ECO2” or the “Company”).

ECO2’s Board of Directors has approved, and a total of 26 stockholders owning 546,946,780 shares of common stock, Series A Preferred (please see “Information on Consenting Stockholders” below) and Series B-1 Preferred (please see “Information on Consenting Stockholders” below) outstanding as of April 22, 2009, have consented in writing to the action described below, which action, if taken will not, under Federal securities laws, rules and regulations, be effective until at least twenty (20) days after the mailing of this Information Statement to the shareholders of the Company. Such approval and consent constitute the unanimous approval of the board of directors of the Company and the consent of a majority of the total number of shares of issued and outstanding shares of common stock, Series A Preferred and Series B-1 Preferred of the Company and are sufficient under the Delaware General Corporation Law and under ECO2’s Bylaws to approve the corporate action. Accordingly, the authorized corporate action will not be submitted to the other stockholders of ECO2 for a vote; this Information Statement is being furnished to stockholders to provide them with certain information concerning the corporate action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

GENERAL INFORMATION

ECO2 will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. ECO2 will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of ECO2’s common stock, Series A Preferred and Series B-1 Preferred.

ECO2 will only deliver one Information Statement to multiple security holders sharing an address unless ECO2 has received contrary instructions from one or more of the security holders. Upon written or oral request, ECO2 will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: PO Box 760, Riverbank, CA 95367, Attn: Ray Salomon, CFO. Mr. Salomon may also be reached by telephone 209-863-6200 and fax 209-863-6201.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to ECO2’s Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of ECO2’s outstanding capital stock is required to effect the corporate action described herein. As of the record date, ECO2 had 561,681,045 voting shares of common stock issued and outstanding (the “Common Stock”), 149,995,650 voting shares of series A convertible preferred stock (the “Series A Preferred”) issued and outstanding and 328,630,238 shares of series B-1 convertible preferred stock (the “Series B-1 Preferred”) issued and outstanding.  The Series A Preferred and the Series B-1 Preferred shares are entitled to vote, per share, as is equal to the number of votes that such holder would be entitled to cast had such holder converted such holder’s Series A Preferred or Series B-1 Preferred Stock into Common Stock.  The Common Stock, Series A Preferred and Series B-1 Preferred equal a total aggregate amount of 1,040,306,933 shares issued and outstanding, of which 520,153,467 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 26 current stockholders of the Company, are collectively the record and beneficial owners of 546,946,780 shares, which represents 53% of the total issued and outstanding shares of ECO2’s common stock, Series A Preferred and Series B-1 Preferred. Pursuant to Title 8, Section 228(a) of the Delaware General Corporation Law, the consenting stockholders consented to the actions described herein in a written consent, dated April 22, 2009. The consenting stockholders’ names, affiliations with ECO2, and their beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage*
Rodney S. Rougelot (1) 680 Second Street, Suite 200 San Francisco, CA 94107	Director, CEO	73,116,271	13%
David M. Otto (3) 601 Union Street, Suite 4500 Seattle, WA 98101	None	5,731,085	1%
William Whittaker (4) 8070 La Jolla Shores Dr., # 508 La Jolla, CA 92037	Director	168,799,747	31%
G. Thompson Hutton (5) c/o White Mountains Insurance Group, Ltd. 80 South Main Street Hanover, NH 03755	Chairman	12,613,013	2%
David Buzby (6) 680 Second Street, Suite 200 San Francisco, CA 94107	Director	22,339,538	4%
Roaring Fork Capital SBIC, L.P. (2) 5350 S. Roslyn St., Suite 380 Greenwood Village, CO 80111	None	53,069,178	10%
Domingue Family Trust (7) 680 Second Street Suite 200 San Francisco, CA 94107	None	33,272,224	6%
James Villanueva (8) 680 Second Street Suite 200 San Francisco, CA 94107	None	16,870,764	3%
Saratoga Capital Partners, LLC (9) 601 Union Street, Suite 4500 Seattle, WA 98101	None	30,684,138	6%
Cambridge Partners, LLC (10) 601 Union Street, Suite 4500 Seattle, WA 98101	None	500,000	>1%
Trident Capital Management-VI, L.L.C. (11) c/o Trident Capital, Inc. 505 Hamilton Avenue, Suite 200 Palo Alto, CA 94301	Affiliate	75,160,274	14%
John McCulloch (12) 680 Second Street Suite 200 San Francisco, CA 94107	None	12,085,705	2%
Carol S. Rougelot Family Trust (13) 680 Second Street Suite 200 San Francisco, CA 94107	None	17,174,172	3%
Brett DeBruycker (14) 680 Second Street Suite 200 San Francisco, CA 94107	None	4,951,242	1%
Jacque Jacobsen (15) 680 Second Street Suite 200 San Francisco, CA 94107	None	4,358,487	1%
Paul Dittmeier (2) 680 Second Street Suite 200 San Francisco, CA 94107	None	5,751,046	1%
Todd Greenhalgh (2) 680 Second Street Suite 200 San Francisco, CA 94107	None	10,469,896	2%
*Percentage calculation includes the total amount of Common Stock, Series A Preferred and Series B-1 Preferred issued and outstanding.

(1)	Of the total Shares Beneficially Held, 49,438,231 shares are Common Stock and 23,678,040 are Series A Preferred.
(2)	All of the Shares Beneficially Held are Common Stock.
(3)
Of the total Shares Beneficially Held, 2,500,000 shares of Common Stock are held by Mr. Otto and 3,231,085 shares of Common Stock are held by the Otto Law Group, PLLC.  Mr. Otto is the principal of the Otto Law Group, PLLC, an entity that provides legal services to the Company.

(4)
William Whittaker, a Director of the Company, is a trustee of William and Michele Whittaker Trust UTD 6/25/03, which owns 10,069,838 shares of Common Stock and 39,818,972 shares of Series A Preferred, and is the manager of Whittaker Capital Partners, LLC, which owns 103,910,937 shares of Common Stock and 10,000,000 shares of Series B-1 Preferred, Whittaker/Northwest Partners I, LP, which owns 2,500,000 shares of Series B-1 Preferred and Whittaker/Valley River Partners, LLC, which owns 2,500,000 shares of Series B-1 Preferred.

(5)	All the Shares Beneficially Held are Series B-1 Preferred.
(6)	David Buzby is a trustee of the Buzby-Vasan Trust, dated 12-10-96, which, of the Shares Beneficially Held, 2,339,538 shares are common stock and 20,000,000, are Series B-1 Preferred.
(7)	Ronald Domingue currently serves as the trustee of the Domingue Family Trust. Of the Shares Beneficially Held, 20,958,576 shares are Common Stock and 12,313,648 shares are Series A Preferred.
(8)
Mr. Villanueva serves as the trustee of the James Jay Villanueva Family Trust 03/19/91, which owns 1350000 shares of Common Stock, 2,827,776 shares of Series A Preferred and 5,402,750 shares of Series B-1 Preferred.  Buena Ventura Communications, Inc., of which Mr. Villanueva is the manager, owns 675000 shares of Common Stock, 1,413,888 shares of Series A Preferred and 5,201,350 shares of Series B-1 Preferred.

(9)
Mr. Otto is a member of Saratoga Capital Partners, LLC.  Of the Shares Beneficially Held, 10,968,067 shares are Common Stock, 7,216,071 shares are Series A Preferred and 12,500,000 shares are Series B-1 Preferred.

(10)	Mr. Otto is a member of Cambridge Partners, LLC. All of the Shares Beneficially Held are Common Stock.
(11)
Of the Shares Beneficially Held, Trident Capital Fund-VI, L.P. ("Trident Capital") holds 72,354,136 shares of Series B-1 Preferred and Trident Capital Fund-VI Principals Fund, LLC ("Trident Principals") holds 2,806,138 shares of Series B-1 Preferred. Trident Capital Management-VI, L.L.C. is the sole general partner of Trident Capital and the sole managing member of Trident Principals.

(12)
Mr. McCulloch serves as trustee of the John Irvin Beggs McCulloch II, Trustee of the McCulloch Family Living Trust, dtd 12/06/04, which owns 5,000,000 shares of Series B-1 Preferred and 1,595,181 shares of Common Stock and of  the John I B McCulloch SEP IRA F/B/O John IB McCulloch II which holds 5,000,000 shares of Series B-1 Preferred.  The remaining shares beneficially held are Common Stock .

(13)	Of the Share Beneficially Held, 3,375,000 shares are Common Stock and 13,799,173 shares are Series A Preferred.
(14)	Of the Shares Beneficially Held, 958,500 shares are Common Stock and 3,992,742 shares are Series A Preferred.
(15)	Of the Shares Beneficially Held, 843,750 shares are Common Stock and 3,514,737 shares are Series A Preferred.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 22, 2009 certain information regarding the ownership of ECO2’s capital stock by each director and executive officer of ECO2, each person who is known to ECO2 to be a beneficial owner of more than 5% of any class of ECO2’s voting capital stock, and by all officers and directors of ECO2 as a group. Unless otherwise indicated below, to ECO2’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within sixty (60) days of April 22, 2009 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 842,973,836 shares issued and outstanding on a fully diluted basis, as of April 22, 2009.

Name and Address of Beneficial Holder:	Title of Class:	Amount and Nature of Beneficial Ownership:	Percent of Class:
Rodney S. Rougelot (1) 680 Second Street, Suite 200 San Francisco, CA 94107	Common, $.001 par value	54,490,698	7%
	Series A Preferred	23,678,040	29%
	Series C Preferred	10,098,168	<5%

William Whittaker (2) 8070 La Jolla Shores Drive, #508 La Jolla, CA 92037	Common, $.001 par value	113,980,775	14%
	Series A Preferred	39,818,972	48%
	Series B-1 Preferred	15,000,000	11%
	Series C Preferred	6,666,667	<5%

David M. Otto (3) 601 Union Street, Ste. 4500 Seattle, WA 98101	Common, $.001 par value	20,532,486	15%
	Series A Preferred	7,216,071	9%
	Series B-1 Preferred	12,500,000	9%
	Series C Preferred	6,666,666	<5%

G. Thompson Hutton (4) c/o White Mountains Insurance Group, Ltd. 80 South Main Street Hanover, NH 03755	Common, $.001 par value	15,918,073	<5%
	Series B-1 Preferred	12,613,013	15%
	Series C Preferred	10,021,918	<5%

David Buzby (5) 680 Second Street, Suite 200 San Francisco, CA 94107	Common, $.001 par value	15,918,072	<5%
	Series B-1 Preferred	20,000,000	15%
	Series C Preferred	9,990,000	<5%

John Moragne (6) Trident Capital Management-VI, L.L.C. c/o Trident Capital, Inc. 505 Hamilton Ave., Ste. 200 Palo Alto, CA 94301	Common, $.001 par value	115,108,859	14%
	Series B-1 Preferred	75,160,274	56%
	Series C Preferred	230,217,718	62%

Alex Millar, Peninsula Packaging, LLC (8) c/o Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Common, $.001 par value	50,100,822	6%
	Series C Preferred	100,201,644	27%

Roy Herberger (9) 680 Second Street, Suite 200 San Francisco, CA 94107	Common, $.001 par value	550,000	<5%

Lawrence A. Krause (10) 1001 Bayhill Drive, Suite 170 San Bruno, CA 94066	Common, $.001 par value	15,125,000	<5%

Ronald Domingue (11) 680 Second Street, Suite 200 San Francisco, CA 94107	Common, $.001 par value	500,000	<5%
	Series A Preferred	12,313,648	15%

Craig Hardy 680 Second Street, Suite 200 San Francisco, CA 94107	Common, $.001 par value	750,000	<5%

Gary De Laurentiis 680 Second Street, Suite 200 San Francisco, CA 94107	Common, $.001 par value	45,455	<5%

Mario Sandoval (7) 680 Second Street, Suite 200 San Francisco, CA 94107		0	0%

Total Held by Officers, Directors and Beneficial Owners Of Each Class (12):	Common, $.001 par value	403,020,240
	Series A Preferred	83,026,731
	Series B-1 Preferred	135,273,287
	Series C Preferred	373,862,781

Total Held by Officers and Directors of Each Class (12):	Common, $.001 par value	326,884,544
	Series A Preferred	63,497,012
	Series B-1 Preferred	122,773,287
	Series C Preferred	266,994,471

(1)
Of the amount of common stock beneficially held, Mr. Rougelot owns a common stock purchase warrant to acquire up to 3,385,800 shares of common stock at $.015 per share/cashless.  He also has a warrant to acquire up to 1,666,667 shares of common stock at $.015 per share/cashless.  Both warrants expire on April 15, 2015.  Mr. Rougelot also owns convertible notes totaling $151,472.53 that can convert into 10,098,168 shares of Series C preferred stock at $0.015 per share. The Series C share total represents the converted note principle only.

(2)
Of the amount of common stock beneficially held, (i) Whittaker Capital Partners, LLC (“Whittaker Capital”), of which Mr. Whittaker is the manager, owns 103,910,937 shares of common stock, (ii) the William and Michele Whittaker Trust UTD 6/25/03 (the “Whittaker Trust”) owns 10,069,838 shares of common stock, (iii) the Whittaker Trust owns common stock purchase warrants to acquire up to 250,000 shares of common stock at $0.22 per share/cashless, (iv) the Whittaker Trust owns a warrant to acquire up to 250,000 shares at  $0.07 per share/cashless, and (v) the Whittaker Trust owns a warrant to acquire up to 3,333,333 shares of common stock at $0.15 per share/cashless.  All warrants expire on April 15, 2015.  The total amount of Series A preferred is held by the Whittaker Trust.  Of the amount of Series B-1 preferred held, (i) Whittaker Capital owns 10,000,000 shares, (ii) Whittaker/Valley River Partners, LLC, of which Mr. Whittaker is the manager, owns 5,000,000 shares and (iii) Whittaker/Northwest Partners, LLC, of which Mr. Whittaker is the manager, owns 5,000,000 shares.  Mr. Whittaker owns a convertible note totaling $100,000 that can convert into 6,666,667 shares of Series C preferred at $0.015 per share.  The Series C share total represents the converted note principle only.

(3)
Of the amount of common stock beneficially held, (i) Mr. Otto owns 2,500,000 shares of Common Stock, (ii) 3,231,085 shares of common stock are held by the Otto Law Group, PLLC, of which Mr. Otto is the principal, (iii) Saratoga Capital Partners, LLC (“Saratoga”), of which Mr. Otto is a member, owns 10,968,067 shares and a common stock purchase warrant to acquire up to 1,666,667 shares of common stock at $0.015 per share/cashless and (iv) Cambridge Partners, LLC, of which Mr. Otto is a member, owns 500,000 shares and a warrant to acquire up to 1,666,667 shares of common stock at $0.015 per share/cashless.  Both warrants will expire on April 15, 2015. All shares of Series A preferred and Series B preferred held are held by Saratoga. Additionally, Saratoga owns a note totaling $50,000 that can convert into 3,333,333 shares of Series C preferred stock at $0.015 per share.  Cambridge owns a note totaling $50,000 that can convert into 3,333,333 shares of Series C preferred stock at $0.015 per share.  The Series C share total represents the converted note principle only.

(4)
Of the amount of common stock beneficially held, (i) Mr. Hutton owns a common stock purchase warrant to acquire up to 10,918,072  shares of common stock at $0.02 per share/cashless, (ii) the Hutton Living Trust DTD 12/10/96, of which Mr. Hutton is the trustee (the “Hutton Trust”), owns a warrant to acquire up to 1,666,667 shares of common stock at $0.015 per share/cashless and (iii) the Hutton Trust  owns a warrant to acquire up to 1,677,626 shares of common stock at $0.015 per share/cashless. All warrants expire on April 15, 2015.  Of the Series B-1 preferred stock held, the Hutton Trust holds all shares.  Hutton Trust owns notes totaling $150,328.77 that can convert into 10,021,918 shares of Series C preferred stock at $0.015 per share. The Series C share total represents the converted note principle only.

(5)
Of the amount of common stock beneficially held, (i) Mr. Buzby owns a common stock purchase warrant to acquire up to 10,918,072 shares of common stock at $0.02 per share/cashless and (ii) the Buzby-Vasan 1997 Trust, of which Mr. Buzby is a trustee (the “Buzby Trust”), owns a warrant to acquire up to 5,000,000 shares of common stock at $0.015 per share/cashless.  Both warrants expire on April 15, 2015. Of the shares of Series B-1 preferred held, the Buzby Trust owns all 20,000,000 shares. The Buzby Trust owns a note totaling $149,850 that can convert into 9,990,000 shares of Series C preferred stock at $0.015 per share. The Series C share total represents the converted note principle only.

(6)
Trident Capital Management-VI, L.L.C. is the sole general partner of Trident Capital Fund-VI, L.P. ("Trident Capital") and the sole managing member of Trident Capital Fund - Principals Fund VI, LP (“Trident Principals”).  Mr. Moragne is the Managing Member of Trident Capital.  Of the amount of common stock beneficially held, (i) Trident Capital, owns common stock purchase warrants to acquire up to (a) 32,088,822 shares of common stock at $0.015 per share/cashless, (b) 32,088,821 shares at $0.015 per share/cashless and (c) 46,633,583 shares at $0.015 per share/cashless and (ii) Trident Principals owns warrants to acquire up to (a) 1,244,512 shares at $0.015 per share/cashless, (b) 1,244,513 shares at $0.015 per share/cashless and (c) 1,808,608 shares at $0.015 per share/cashless.  All warrants expire on April 15, 2015. Of the amount of Series B-1 preferred stock beneficially held, Trident Capital owns 72,354,136 shares and Trident Principals owns 2,806,138 shares.  Trident Capital owns notes totaling $3,324,336.76 that can convert into 221,622,451 shares of Series C preferred stock at $0.015 per share.  Trident Principals owns notes totaling $128,929.53 that can convert into 8,595,267 shares of Series C preferred stock at $0.015 per share. The Series C share total represents the converted note principle only.

(7)	No shares are beneficially held.

(8)
Mr. Millar is a member of the founding team of Peninsula Packaging LLC and has been Managing Director since July 2002. Of the amount of common stock beneficially held, Peninsula Packaging, LLC owns a common stock purchase warrant to acquire up to 50,100,822 shares of common stock at $0.015 per share/cashless.  This warrant expires on April 15, 2015. Peninsula owns a note totaling $1,503,024.66 that can convert into 100,201,644 shares of Series C preferred stock at $0.015 per share. The Series C share total represents the converted note principle only.

(9)
Of the amount of common stock beneficially held, Mr. Herberger owns a owns a common stock purchase warrant to acquire up to 250,000 shares of common stock at $0.07 per share/cashless.  This warrant expires on April 15, 2015.

(10)
Of the amount of common stock beneficially held, KW Securities Corp., of which Mr. Krause is the manager, owns (i) a common stock purchase warrant to acquire up to 14,625,000 shares of common stock at $0.06 per share/cashless, (ii) a warrant to acquire up to 250,000 shares of common stock at $0.22 per share/cashless and (iii) a warrant to acquire up to 250,000 shares of common stock at $0.07 per share/cashless.  All warrants expire on April 15, 2015.

(11)
Of the amount of common stock beneficially held, The Domingue Family Trust, of which Mr. Domingue is a trustee (the “Domingue Trust”), owns a common stock purchase warrant to acquire (i) up to 250,000 shares of common stock at $0.22 per share/cashless and (ii) a warrant to acquire up to 250,000 shares of common stock at $0.07 per share/cashless. Both warrants expire on 4/15/15. Of the amount of Series A preferred stock held, the Domingue Trust is the holder.

(12)
In accordance with SEC rules, percent of class as of April 22, 2009 is calculated for each person and group by dividing the number of shares beneficially owned by the sum of the total shares outstanding plus the number of shares subject to securities exercisable by that person or group within 60 days.  As of April 22, 2009, there were 842,973,836 shares of common stock outstanding, 83,026,731 shares of Series A preferred stock outstanding, 135,273,287 shares of Series B-1 preferred stock outstanding and 373,862,781 shares of Series C preferred stock outstanding.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth all the compensation earned by the person serving as the Chief Executive Officer (Named Executive Officer) during the fiscal years ended December 31, 2008 and 2007 and any other officers who have earned greater than $100,000 in total salary and bonuses during the 2008 and 2007 fiscal years.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
CEO Rodney S. Rougelot (1)	2008	$330,000	$0	$1,382,000	$0	$0	$0	$0	$1,712,000
	2007	$330,000	$0	$1,382,000	$0	$0	$0	$0	$1,712,000
	2006	$129,198	$0	$4,600,000	$0	$0	$0	$8,700	$4,737,898

CFO Ray Salomon Appointed 10/08 (2)	2008	$6,923	$0	$0	$0	$0	$0	$0	$6.923
	2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Former CTO Gary De Laurentiis (3)	2008	295,178	$0	$0	$0	$0	$0	$0	$295,178
	2007	$290,000	$0	$160,000	$0	$0	$0	$0	$450,000
	2006	$291,628	$0	$847,000	$0	$0	$0	$7,500	$1,146,128

Former CFO Craig Hardy (4)	2008	$58,321	$0	$0	$0	$0	$0	$0	$58,321
	2007	$78,846	$0	$0	$198,000	$0	$0	$0	$78,846
	2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Former COO Mario Sandoval (5)	2008	$57,692	$0	$0	$0	$0	$0	$0	$57,692
	2007	$290,769	$0	$0	$0	$0	$0	$0	$290,769
	2006	$45,833	$0	$0	$1,600,000	$0	$0	$5,800	$1,651,633

(1)
Under the terms of Mr. Rougelot’s employment agreement, he received 35,200,000 shares of Company common stock, of which all shares were fully vested as of September 2008.  The total value of the shares based on the $0.13 per share grant date quoted trading price of the Company’s common stock was approximately $4.6 million.  In connection with this agreement, the Company recorded compensation expense in 2007 of approximately $1.4 million for fully-vested shares and for a portion of the unvested shares amortized on a straight-line basis over the vesting periods.  In addition, pursuant to terms of the executive’s employment agreement, the executive received an additional 8,800,000 fully-vested shares in connection with the certain agreement specified capital raising events, and as a result of the occurrence of such event, the Company recorded additional compensation expense of approximately $1.1 million based on the $0.125 per share closing quoted trading price on the date of the event.  A total of 44,000,000 million shares of Company common stock were issued to the executive in 2006, a portion of which is subject to return in accordance with vesting provisions. In 2007, 11,000,000 of these shares vested. This information is also found in the Outstanding Equity Awards at Fiscal Year-End table and the Option Exercises and Stock Vested table below. During the year, Mr. Rougelot voluntarily deferred payment of $86,317 to reduce cash requirements.  Mr. Rougelot received a Senior Convertible note for $50,000 and is owed an additional $36,317 for this deferral.

(2)
Pursuant to the terms of Mr. Salomon’s employment, Mr. Salomon shall receive an annual salary of $180,000 and shall be granted a common stock purchase warrant to acquire up to 20,000,000 shares of common stock of the Company with an exercise price of $0.015 per share.  This warrant shall vest over four years as follows: 25% after the twelfth and 1/48 for each month thereafter.  This information is also found in the Outstanding Equity Awards at Fiscal Year-End table and the Option Exercises and Stock Vested table below.   Mr. Salomon began employment on December 15, 2008.

(3)
Under the terms of Mr. DeLaurentiis’ employment agreement, he was to receive 24,000,000 fully-vested shares or share equivalents (warrants), of which he had previously received 17,953,208 of such shares and share equivalents, or an additional 6,046,792 shares.   In 2007, in connection with this agreement, Mr. DeLaurentiis received an additional 2,000,000 fully-vested shares of Company common stock, which the Company recorded as compensation expense of $160,000, which was, determined on the $0.08 per share quoted trading price on the date of the award.  Mr. DeLaurentiis resigned in September 2008.  This information is also found in the Outstanding Equity Awards at Fiscal Year-End table and the Option Exercises and Stock Vested table below.

(4)
Craig Hardy served as the CFO from August 2007 until his resignation in March 2008. Pursuant to the terms of Mr. Hardy’s employment agreement, he was to receive an annual salary of $250,000 and he was to receive equity in the Company of up to 5,000,000 shares of the Company’s issued and outstanding stock based on his length of service to the Company.  In connection with the employment agreement’s equity awards, Mr. Hardy was issued a common stock purchase warrant to acquire up to 5,000,000 shares of common stock at $0.108 per share/cashless.  This information is also found in the Outstanding Equity Awards at Fiscal Year-End table and the Option Exercises and Stock Vested table below.

(5)
Mario Sandoval served as the COO from October 2006 until his resignation effective March 1, 2008.  Under the terms of Mr. Sandoval’s employment agreement, he was to receive shares of Company common stock (or stock options, at the executive’s election) covering 5% of Common Stock Equivalents, as defined in the agreement.  The Effective Date of the employment agreement was October 19, 2006, at which date the executive received options to purchase 24,000,000 common shares (shares were not elected) of Company common stock, of which 12,000,000 (50%) warrant were fully-vested, and of which 6,000,000 warrants vest in October 2007 and the remaining 6,000,000 were to vest pro-rata from November 2007 to October 2008. The warrants were exercisable at $0.0975 per share for ten years. In connection with this agreement, the Company recorded compensation expense of approximately $1.6 million based on the fair value as determined utilizing the Black-Scholes valuation model as of the Effective Date for fully-vested shares, and $155,000 for a portion of the unvested shares amortized on a straight-line basis over the vesting periods.  This information is also found in the Outstanding Equity Awards at Fiscal Year-End table and the Option Exercises and Stock Vested table below.  In connection with Mr. Sandoval’s departure, he agreed to return his previously issued common stock purchase warrant in exchange for 5,000,000 shares of common stock, par value $0.001 per share, with a per share price at $0.07 per share which were filed on Form S-8 under the Securities Act of 1933 with the SEC.

GRANTS OF PLAN BASED AWARDS.

No grants of plan based awards were granted during the 2008 fiscal year.

DESCRIPTION OF ADDITIONAL MATERIAL FACTORS

None.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	Exercisable	Unexercisable

CEO Rodney S. Rougelot (1)	0	0	0	$0	N/A	0	$0	0	$0

CFO Ray Salomon (2)	0	20,000,000	20,000,000	$0.015	N/A	0	$0	0	$0

Former CTO Gary De Laurentiis (3)	0	0	0	$0	N/A	0	$0	0	$0

Former COO Mario Sandoval (4)	0	0	0	$0	N/A	0	$0	0	$0

Former CFO Craig Hardy (5)	0	0	0	$0	N/A	0	$0	0	$0

(1)
Under the terms of Mr. Rougelot’s employment agreement, he received 35,200,000 shares of Company common stock, of which all were vested as of September 2008.  The total value of the shares based on the $0.13 per share grant date quoted trading price of the Company’s common stock was approximately $4.6 million.  In connection with this agreement, the Company recorded compensation expense in 2007 of approximately $1.4million for fully-vested shares and for a portion of the unvested shares amortized on a straight-line basis over the vesting periods.  In addition, pursuant to terms of the executive’s employment agreement, the executive received an additional 8,800,000 fully-vested shares in connection with the certain agreement specified capital raising events, and as a result of the occurrence of such event, the Company recorded additional compensation expense of approximately $1.1 million based on the $0.125 per share closing quoted trading price on the date of the event.  A total of 44,000,000 million shares of Company common stock were issued to the executive in 2006, a portion of which is subject to return in accordance with vesting provisions. This information is also found in the Summary Compensation table above and the Option Exercises and Stock Vested table below.

(2)	Pursuant to the terms of Mr. Salomon’s employment, Mr. Salomon shall be granted a common stock purchase warrant to acquire up to twenty million (20,000,000) shares of common stock of the Company with an exercise price of $0.015 per share. This warrant shall vest over four years as follows: 25% after the twelfth and 1/48 for each month thereafter. This information is also found in the Summary Compensation table above and the Option Exercises and Stock Vested table below.
(3)
Under the terms of Mr. De Laurentiis’ employment agreement, he was to receive 24,000,000 fully-vested shares or share equivalents (warrants), of which he had previously received 17,953,208 of such shares and share equivalents, or an additional 6,046,792 shares.  In connection with this agreement, inasmuch as the shares were fully vested, the Company recorded compensation expense and an increase in additional paid-in capital of $847,000, which was determined on the $0.14 per share quoted trading price on the date of the employment agreement.  This information is also found in the Summary Compensation table above and the Option Exercises and Stock Vested table below.

(4)
Mario Sandoval served as the COO from October 2006 until his resignation effective March 1, 2008.  Under the terms of Mr. Sandoval’s employment agreement, he is to receive shares of Company common stock (or stock options, at the executive’s election) covering 5% of Common Stock Equivalents, as defined in the agreement.  The Effective Date of the employment agreement is October 19, 2006, at which date the executive is to receive options to purchase 24,000,000 common shares (shares were not elected) of Company common stock, of which 12,000,000 (50%) warrant are fully-vested, and of which 6,000,000 warrants vest in October 2007 and the remaining 6,000,000 vest pro-rata from November 2007 to October 2008. The warrants are exercisable at $0.0975 per share for ten years. In connection with this agreement, the Company recorded compensation expense of approximately $1.6 million based on the fair value as determined utilizing the Black-Scholes valuation model as of the Effective Date for fully-vested shares, and $155,000 for a portion of the unvested shares amortized on a straight-line basis over the vesting periods.  In connection with Mr. Sandoval’s departure, he agreed to return his previously issued common stock purchase warrant in exchange for 5,000,000 shares of common stock, par value $0.001 per share, with a per share price at $0.07 per share which were filed on Form S-8 under the Securities Act of 1933 with the SEC.  This information is also found in the Summary Compensation table above and the Option Exercises and Stock Vested table below.  Effective March 1, 2008, Mr. Sandoval resigned.

(5)
Craig Hardy served as the CFO from August 2007 until his resignation in March 2008. Pursuant to the terms of Mr. Hardy’s employment agreement, he was to receive an annual salary of $250,000 and he was to receive equity in the Company of up to 5,000,000 shares of the Company’s issued and outstanding stock based on his length of service to the Company.  In connection with the employment agreement’s equity awards, Mr. Hardy was issued a common stock purchase warrant to acquire up to 5,000,000 shares of common stock at $0.108 per share/cashless. This information is also found in the Summary Compensation table above and the Option Exercises and Stock Vested table below.

OPTION EXERCISES AND STOCK VESTED TABLE FOR 2008

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
CEO Rodney S. Rougelot (1)	0	$0	11,000,000	$1,382,0000

CFO Ray Salomon (2)	0	$0	0	$0
A
EVP Fred Janz (3)	0	$0	0	$0
a
Former CTO Gary De Laurentiis (4)	0	$0	0	0

Former COO Mario Sandoval (5)	0	$0	0	$0

Former CFO Craig Hardy (6)	0	$0	0	$0

(1)
Under the terms of Mr. Rougelot’s employment agreement, he received 35,200,000 shares of Company common stock, of which all shares were fully vested as of September 2008.  The total value of the shares based on the $0.13 per share grant date quoted trading price of the Company’s common stock was approximately $4.6 million.  In connection with this agreement, the Company recorded compensation expense in 2007 of approximately $1.4 million for fully-vested shares and for a portion of the unvested shares amortized on a straight-line basis over the vesting periods.  In addition, pursuant to terms of the executive’s employment agreement, the executive received an additional 8,800,000 fully-vested shares in connection with the certain agreement specified capital raising events, and as a result of the occurrence of such event, the Company recorded additional compensation expense of approximately $1.1 million based on the $0.125 per share closing quoted trading price on the date of the event.  A total of 44,000,000 million shares of Company common stock were issued to the executive in 2006. In 2007, 11,000,000 of these shares vested. This information is also found in the Summary Compensation table and Outstanding Equity Awards at Fiscal Year-End table above.

(2)
Pursuant to the terms of Mr. Salomon’s employment, Mr. Salomon shall be granted a common stock purchase warrant to acquire up to twenty million (20,000,000) shares of common stock of the Company with an exercise price of $0.015 per share.  This warrant shall vest over four years as follows: 25% after the twelfth month and 1/48 for each month thereafter.  This information is also found in the Summary Compensation table and Outstanding Equity Awards at Fiscal Year-End table above.

(3)
Pursuant to the terms of Mr. Janz’s employment, Mr. Janz shall be granted a common stock purchase warrant to acquire up to fifteen million (15,000,000) shares of common stock of the Company with an exercise price of $0.015 per share.  This warrant shall vest over four years as follows: 25% after the twelfth month and 1/48 for each month thereafter.  This information is also found in the Summary Compensation table and Outstanding Equity Awards at Fiscal Year-End table above.

(4)
Under the terms of Mr. De Laurentiis’ employment agreement, he was to receive 24,000,000 fully-vested shares or share equivalents (warrants), of which he had previously received 17,953,208 of such shares and share equivalents, or an additional 6,046,792 shares.  In 2006, in connection with this agreement, inasmuch as the shares were fully vested, the Company recorded compensation expense and an increase in additional paid-in capital of $847,000, which was determined on the $0.14 per share quoted trading price on the date of the employment agreement.  In 2007, in connection with this agreement, Mr. DeLaurentiis received an additional 2,000,000 fully-vested shares of Company common stock, which the Company recorded as compensation expense of $160,000, which was, determined on the $0.08 per share quoted trading price on the date of the award. This information is also found in the Summary Compensation table and the Outstanding Equity Awards at Fiscal Year-End table above.

(5)
Mario Sandoval served as the COO from October 2006 until his resignation effective March 1, 2008. Under the terms of Mr. Sandoval’s employment agreement, he was to receive options to purchase 24,000,000 common shares of Company common stock, of which 12,000,000 were fully-vested, and 6,000,000 warrants vest in October 2007 and the remaining 6,000,000 vested pro-rata November 2007 to October 2008. The warrants were exercisable at $0.0975 per share for ten years.  In connection with Mr. Sandoval’s departure, he agreed to return his previously issued common stock purchase warrant in exchange for 5,000,000 shares of common stock, par value $0.001 per share, with a per share price at $0.07 per share which were filed on Form S-8 under the Securities Act of 1933 with the SEC.  This information is also found in the Summary Compensation table and the Outstanding Equity Awards at Fiscal Year-End table above.

(6)
Craig Hardy served as the CFO from August 2007 until his resignation in March 2008. Pursuant to the terms of Mr. Hardy’s employment agreement, he was to receive an annual salary of $250,000 and he was to receive equity in the Company of up to 5,000,000 shares of the Company’s issued and outstanding stock based on his length of service to the Company.  In connection with the employment agreement’s equity awards, Mr. Hardy was issued a common stock purchase warrant to acquire up to 5,000,000 shares of common stock at $0.108 per share/cashless. This information is also found in the Summary Compensation table and the Outstanding Equity Awards at Fiscal Year-End table above.

PENSION BENEFITS TABLE

The Company did not offer a pension plan during fiscal year 2008.

NONQUALIFIED DEFERRED COMPENSATION TABLE

The Company did not offer any non-qualified deferred compensation plans during fiscal year 2008.

DIRECTOR COMPENSATION DISCLOSURE

The independent directors received warrants for 1,750,000 shares during the second quarter.  A charge of $77,041 was recorded for the fair value of these warrants.

COMPENSATION COMMITTEE

Compensation for Executive Officers is considered and set by the compensation committee under its charter.  The committee is composed of Mr. Hutton, Mr. Moragne, and Mr. Whittaker, all of whom meet the standard of independence described in the 2008 Annual Report on Form 10-K.  Compensation for executive officers is reviewed annually.

AUDIT COMMITTEE

The Audit Committee is composed of Mr. Buzby, Mr. Hutton and Mr. Moragne, all of whom meet the independence standard described in the 2008 Annual Report on Form 10-K.  Mr. Buzby has been designated the Audit Committee’s financial expert.  A copy of the Audit Committee charter is available upon request. The Audit Committee selects the Company’s independent registered public accounting firm.  ECO2 Plastics’ management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm, Salberg & Co. P. A. is responsible for performing an independent audit of the Company’s financial statements and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting, and management’s assessment of the internal control over financial reporting. The Audit Committee monitors the Company’s financial reporting process and reports to the Board of Directors on its findings.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of ECO2 which may result in a change in control of ECO2.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the approved corporate action or in any action covered by the related resolutions adopted by the board of directors of the Company that is not otherwise shared by all other stockholders.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS:

The following action was taken based upon the unanimous recommendation and approval of ECO2’s Board of Directors (the “Board”) and the written consent of the consenting stockholders:

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED AMOUNT

On __________, 2009, ECO2’s board of directors and the holders of a majority of the outstanding shares of common stock, series A convertible preferred stock and series B-1 convertible preferred stock of the Company, approved an amendment of the Company’s Certificate of Incorporation, as amended, to change the number of authorized shares to seven billion (7,000,000,000) shares of all classes of capital stock (the “Authorized Amount”).  Of the Authorized Amount, four billion (4,000,000,000) shares shall be classified as common stock and three billion (3,000,000,000) shares shall be classified as preferred stock.

The Company intends to file the amendment for the number of authorized shares with the Secretary of State of Delaware within twenty (20) days after mailing a definitive Information Statement to the shareholders of the Company, subject to the SEC’s acceptance of this preliminary Information Statement.

ADDITIONAL AND AVAILABLE INFORMATION

ECO2 is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, and Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

STATEMENT OF ADDITIONAL INFORMATION

ECO2’s Annual Report on Form 10-K for the year ended December 31, 2008, Current Reports on Form 8-K filed April 1, 2009, March 31, 2009, January 15, 2009, December 24, 2008, November 26, 2008,  November 4, 2008, September 19, 2008, September 8, 2008, September 4, 2008, August 29, 2008, August 28, 2008 and June 10, 2008, Quarterly Reports on Form 10-Q for the quarters ended September 30, 2008, June 30, 2008 and March 31, 2008 and are incorporated herein by this reference.

ECO2 will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by ECO2 pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding ECO2 should be addressed to ECO2 Plastics, Inc., PO Box 760, Riverbank, CA 95367, Attn: Ray Salomon, CFO. Mr. Salomon may also be reached by telephone 209-863-6200 and fax 209-863-6201.

ECO2 Plastics, Inc.

Date: __________                                                                           ______________________________
By: Raymond M. Salomon
Its: Chief Financial Officer